Eaton Vance Floating-Rate Advantage Fund
Eaton Vance Floating-Rate Fund
Supplement to Prospectus dated March 1, 2012

1.  The following replaces the third paragraph in “Principal Investment Strategies” in “Fund Summaries – Floating-Rate Advantage Fund” and “Fund Summaries – Floating-Rate Fund”:

The investment adviser seeks to maintain broad borrower and industry diversification among the Fund’s Senior Loans.  When selecting Senior Loans, the investment adviser seeks to implement a systematic risk-weighted approach that utilizes fundamental analysis of risk/return characteristics.  Senior Loans may be sold, if in the opinion of the investment adviser, the risk-return profile deteriorates or to pursue more attractive investment opportunities.  In managing the Fund, the investment adviser seeks to invest in a portfolio of Senior Loans that it believes will be less volatile over time than the general loan market.  Preservation of capital is considered when consistent with the Fund’s investment objective.